Exhibit 99.1

                                                                 CAUSE NO. 2009-3145

ROBERT DELANEY, Derivatively on Behalf of Nominal Defendant IMPERIAL SUGAR COMPANY, Plaintiff, v.	§ § § § § § § §	IN THE DISTRICT COURT OF	]

JOHN C. SHEPTOR, JAMES J. GAFFNEY,

CURTIS G. ANDERSON, GAYLORD O.

COAN, YVES-ANDRE ISTEL, ROBERT S.

KOPRIVA, GAIL A. LIONE, DAVID C.

MORAN, JOHN K. SWEENEY, ROBERT

J. MCLAUGHLIN, ROBERT A. PEISER

and GRAHAM H. GRAHAM,

	§ § § § § § §	HARRIS COUNTY, TEXAS
Defendants,	§ §
And	§ §	295th JUDICIAL DISTRICT COURT
IMPERIAL SUGAR COMPANY,	§ §
§ §
Nominal Defendant.

ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND

PROVIDING FOR NOTICE

Certified Document Number: 46181799 - Page 1 of 6

WHEREAS, the Parties having made application, pursuant to Texas Business Corporation Act, Article 5.14(I), for an order (i) preliminarily approving the settlement (the “Settlement”) of the Action, in accordance with the Stipulation of Settlement dated July 30,2010 (the “Stipulation”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement and dismissal of the Action with prejudice, upon the terms and conditions set forth therein; and (ii) approving distribution of the Notice of Settlement (attached to the Stipulation as Exhibit C-1);

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto:

NOW THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action.

2. A hearing (the “Settlement Hearing”) shall be held before this Court on 9-20, 2010, at 11:00 a.m., at the Harris County Civil Courthouse, 201 Caroline, 14th Floor, Houston, TX 77002, to determine whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to Imperial and the Current Imperial Shareholders and should be finally approved by the Court; whether a Judgment as provided in ¶1.6 of the Stipulation should be entered herein, and to award attorneys’ fees and expenses in the agreed-to amount (the “Fee and Expense Award”) to Plaintiffs’ Counsel.

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3. The Court approves, in form and content, the Notice (attached to the Stipulation as Exhibit C-l) and finds that the distribution of the Notice and publication of the Notice substantially in the manner and form set forth in ¶3.l of the Stipulation, meets the requirements of the Texas Business Organizations Code 21.560(b) and due process and all other applicable laws, is reasonable and adequate notice under the circumstances, and shall constitute due and sufficient notice of the matters set forth therein for all purposes to all Persons entitled to such notice.

4. Not later than ten calendar days following entry of this Order. Imperial shall file the Notice of Proposed Settlement of Derivative Action with the Securities and Exchange Commission on Form 8-K and shall attach a copy of the Stipulation thereto; shall publish the Notice in Investor’s Business Daily, and shall post the Notice on Imperial’s website.

5. At least ten calendar days prior to the Settlement Hearing, Imperial’s counsel shall serve on counsel for Plaintiffs and file with the Court proof, by affidavit or declaration, of such publication and filing.

6. All Current Imperial Shareholders shall be bound by all orders, determinations and judgments in the Action concerning the Settlement, whether favorable or unfavorable to Current Imperial Shareholders.

7. Pending final determination of whether the Settlement should be approved, no Current Imperial Shareholders, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Defendants, any action or proceeding in any court or tribunal asserting any of the Released Claims.

8. All papers in support of the Settlement shall be filed with the Court and served at least seven calendar days prior to the Settlement Hearing.

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9. Any Current Imperial Shareholder may appear and show cause, if he, she or it has any reason why the terms of the Stipulation, the Settlement of the Action, and/or the Fee and Expense Award should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no Current Imperial Shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Stipulation, the Settlement, and/or the Fee and Expense Award, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, signed as authorized by the objecting shareholder, and copies of any papers and briefs in support thereof:

Robin Winchester

BARROWAY TOPAZ KESSLER

    MELTZFR & CHECK, LLP

280 King of Prussia Road

Radnor, PA 19087

Counsel for Plaintiff Robert Delaney

David Sterling

Rebecca L. Robertson

BAKER BOTTS L.L.P.

One Shell Plaza

910 Louisiana Street

Houston, TX 77002

Counsel for Nominal Defendant, Imperial Sugar Company

Paul Curnin

Abigail Hazlett

SIMPSON THACHER & BARTLETT LLP

425 Lexington Avenue

New York, NY 10017-3954

Counsel far the Special Litigation Committee

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The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

CLERK OF THE COURT

Harris County Civil Courthouse

201 Caroline, 14th Floor

Houston, TX 77002

Any Current Imperial Shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the Fee and Expense Award, unless otherwise ordered by the Court, but shall otherwise be bound by the Final Order and Judgment to be entered and the releases to be given.

10. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Defendants or of the validity of any Released Claims; or (b) is intended by the Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Parties may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

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11. All proceedings in the Action, other than as may be necessary to carry out the terms and conditions of the Settlement, are hereby stayed and suspended pending final determination of whether the Settlement provided for in the Stipulation shall be approved. Plaintiffs and Current Imperial Shareholders, or any of them, shall be preliminarily barred and enjoined from commencing, prosecuting, instigating, continuing, or in arty way participating in the commencement or prosecution of any action, in any forum, asserting any Released Claims against any of the Released Persons.

12. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the Current Imperial Shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement.

13. The Court may approve the Settlement, with such modifications as may be agreed to by the Parties, if appropriate, without further notice to Current Imperial Shareholders.

IT IS SO ORDERED.

DATED:	August 25, 2010	Caroline Baker
THE HONORABLE CAROLINE E. BAKER

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I, Loren Jackson, District Clerk of Harris County, Texas certify that this is a true and correct copy of the original record filed and or recorded in my office, electronically or hard copy, as it appears on this date Witness my official hand and seal of office this August 27, 2010

Certified Document Number: 46181799 Total Pages: 6

LOREN JACKSON, DISTRICT CLERK HARRIS COUNTY, TEXAS

In accordance with Texas Government Code 406.013 electronically transmitted authenticated documents are valid. If there is a question regarding the validity of this document and or seal please e-mail support@hcdistrictclerk.com